Exhibit 21.1
List of Subsidiaries

Subsidiary	State of Formation
100 Elkhorn Road - Sun Valley LLC	Delaware
100 Riverview Condominium Association Inc.	New Jersey
1000 South Clark Mezz Lender LLC	Delaware
1000 South Clark Street Holdings LLC	Delaware
1000 South Clark Street LLC	Delaware
1000 South Clark Street Partners LLC	Delaware
1050 N. El Mirage Road - Avondale LLC	Delaware
1101 Ocean Ave Parking LLC	New Jersey
1101 Ocean Ave Venture LLC	New Jersey
12 Union Street - Westborough LLC	Delaware
1250 N. El Mirage Road - Avondale LLC	Delaware
14000 N. Hayden Road - Scottsdale LLC	Delaware
1515 Dock Street - Tacoma LLC	Delaware
17093 Biscayne Boulevard - North Miami LLC	Delaware
1812 North Moore Lender LLC	Delaware
2021 Lakeside Boulevard - Richardson LLC	Delaware
210 5th Ave. Venture Urban Renewal LLC	New Jersey
212 Fifth Lender LLC	Delaware
215 North Michigan Owner LLC	Delaware
2220 West First Street - Fort Myers LLC	Delaware
2611 Corporate West Drive Venture LLC	Delaware
2611 CWD Net Lease I REIT	Maryland
2901 Kinwest Parkway - Irving LLC	Delaware
300 Riverview Condominium Association Inc.	New Jersey
3000 Waterview Parkway - Richardson LLC	Delaware
3150 SW 38th Avenue - Miami LLC	Delaware
333 Rector Park - River Rose LLC	Delaware
3376 Peachtree Hotel LLC	Delaware
3376 Peachtree Hotel Operator LLC	Delaware
3376 Peachtree Penthouse LLC	Delaware
3376 Peachtree Residential LLC	Georgia
3376 Peachtree Retail LLC	Delaware
3376 Peachtree Road - Atlanta Hotel LL Inc.	Delaware
3376 Peachtree Road - Atlanta Restaurant LL Inc.	Delaware
377 East 33rd Investor LLC	Delaware
38 North Almaden Boulevard Venture LLC	Delaware
432 Star Lender LLC	Delaware
4471 Dean Martin Drive - Las Vegas LLC	Delaware
46831 Lakeview Boulevard - Fremont LLC	Delaware
6162 S Willow Drive - Englewood LLC	Delaware
628 East Cleveland Street - Clearwater LLC	Delaware
6400 Christie Avenue - Emeryville LLC	Delaware

6801 Woolridge Road - Moseley LP	Delaware
6801 Woolridge Road GenPar LLC	Delaware
7297 North Scottsdale Unit LW105 Inc.	Delaware
7445 East Chaparral Road - Scottsdale LLC	Delaware
99 Shawan Road Joint Venture LLC	Delaware
Acquest Government Holdings II, LLC	New York
Acquest Government Holdings, L.L.C.	New York
Acquest Holdings FC, LLC	New York
AP at Monroe Urban Renewal LLC	New Jersey
AP at South Grand Urban Renewal LLC	New Jersey
AP Block 146 Developer Urban Renewal, LLC	New Jersey
AP Block 176 Venture Urban Renewal LLC	New Jersey
AP Block 178 Venture LLC	New Jersey
AP Block 4502 Beach Club LLC	New Jersey
AP Fifteen Property Holdings, L.L.C.	New Jersey
AP Five Property Holdings, L.L.C.	New Jersey
AP Mortgagee LLC	Delaware
AP Retail Venture LLC	Delaware
AP Ten Property Holdings, L.L.C.	New Jersey
AP Triangle LLC	Delaware
AP Wesley Lake LLC	Delaware
Artesia Development Partners LLC	Delaware
Asbury Convention Hall Limited Liability Company	New Jersey
Asbury One Liquor License LLC	New Jersey
Asbury Partners, LLC	New Jersey
ASTAR 1360 Greely Chapel Road - Lima LLC	Delaware
ASTAR ASB AR1, LLC	Delaware
ASTAR ASB AR2, LLC	Delaware
ASTAR ASB FL1, LLC	Delaware
ASTAR ASB FL10, LLC	Delaware
ASTAR ASB FL2, LLC	Delaware
ASTAR ASB FL3, LLC	Delaware
ASTAR ASB FL4, LLC	Delaware
ASTAR ASB FL5, LLC	Delaware
ASTAR ASB FL6, LLC	Delaware
ASTAR ASB FL7, LLC	Delaware
ASTAR ASB FL8, LLC	Delaware
ASTAR ASB FL9, LLC	Delaware
ASTAR ASB GA1, LLC	Delaware
ASTAR ASB GA2, LLC	Delaware
ASTAR ASB GA3, LLC	Delaware
ASTAR ASB Holdings LLC	Delaware
ASTAR ASB NC1, LLC	Delaware
ASTAR ASB NC2, LLC	Delaware
ASTAR ASB NC3, LLC	Delaware
ASTAR ASB NC4, LLC	Delaware

ASTAR ASB TX1 GenPar LLC	Delaware
ASTAR ASB TX1 LimPar LLC	Delaware
ASTAR ASB TX1 LP	Delaware
ASTAR ASB VA1, LLC	Delaware
ASTAR ASB VA2, LLC	Delaware
ASTAR Finance Falcon I LLC	Delaware
ASTAR Finance Falcon II LLC	Delaware
ASTAR Finance LLC	Delaware
ASTAR FRR FL1, LLC	Delaware
ASTAR FRR TX1 GenPar LLC	Delaware
ASTAR FRR TX1 LP	Delaware
ASTAR Pima Road - Scottsdale LLC	Delaware
ASTAR ROU LA1, LLC	Delaware
ASTAR Spokane LLC	Delaware
ASTAR Suncadia LLC	Delaware
ASTAR Two Notch Columbia LLC	Delaware
ASTAR UAG AZ1, LLC	Delaware
ASTAR UAG AZ2, LLC	Delaware
ASTAR UAG AZ3, LLC	Delaware
ASTAR UAG FL1, LLC	Delaware
ASTAR UAG NJ1 LLC	Delaware
Autostar Investors Partnership LLP	Delaware
Autostar Realty GP LLC	Delaware
Autostar Realty Operating Partnership, L.P.	Delaware
Avenida Naperville Partners LLC	Delaware
Bath Site LLC	Delaware
Bedford Joint Venture LLC	Delaware
Belmont Ridge Development Co. LLC	Delaware
BF Net Lease I REIT	Maryland
BF NLA LLC	Delaware
Bond Portfolio Holdings II LLC	Delaware
Bond Portfolio Holdings LLC	Delaware
Bonita Grande 68, LLC	Florida
BW Bowling Net Lease I REIT	Maryland
BW Bowling Properties Canada Inc.	British Columbia
BW Bowling Properties GenPar LLC	Delaware
BW Bowling Properties LLC	Delaware
BW Bowling Properties LP	Delaware
Cajun Fish Holdings, L.L.C.	New Jersey
Campbell Commons - Richardson LLC	Delaware
Charwell TP LLC	New York
Chicago Square Partners LLC	Delaware
Chicago STAR LLC	Delaware
Childs Associates LLC	Delaware
Coney Childs Lender LLC	Delaware
Coney Entertainment LLC	Delaware

Coney Island Holdings LLC	Delaware
Coyote Center Development, LLC	Delaware
DT Net Lease I REIT	Maryland
DT-XCIII-IS, LLC	Delaware
Entertainment Center Development, LLC	Delaware
Every Bear Investments LLC	Delaware
Falcon Auto Dealership Loan Trust 2001-1	Delaware
Falcon Auto Dealership, LLC	Delaware
Falcon Financial II, LLC	Delaware
Falcon Franchise Loan Corp.	Delaware
Falcon Franchise Loan TR Series 2003-1	Delaware
FF Net Lease II REIT	Delaware
FF NLA II LLC	Delaware
Florida 2005 Theaters LLC	Delaware
GFV Shawan Office, LLC	Delaware
Gold Coast Chicago Acquisition Company LLC	Delaware
Grand Monarch Partners LLC	Delaware
Great Oaks MF Fee Owner LLC	Delaware
Harbor Bay Net Lease I REIT	Maryland
Harbor Bay NLA LLC	Delaware
Harko, LLC	Delaware
Hicksville GL Owner LLC	Delaware
Highland View Associates LLC	Delaware
IS CI Bath Member LLC	Delaware
iStar 100 LLC	Delaware
iStar 100 Management Inc.	Delaware
iStar 100 Riverview LLC	Delaware
iStar 181 Fremont Holdings LLC	Delaware
iStar 200-300 LLC	Delaware
iStar 200-300 Management Inc.	Delaware
iStar 200-300 Riverview LLC	Delaware
iStar 320 East Warner Lender LLC	Delaware
iStar 4th & Virginia LLC	Delaware
iStar 4th & Virginia Manager LLC	Delaware
iStar 701 TS Holdings LLC	Delaware
iStar Alpha Structured Products LLC	Delaware
iStar Artesia Land LLC	Delaware
iStar Asset Services, Inc.	Delaware
iStar Automotive Investments LLC	Delaware
iStar Bishops Gate LLC	Delaware
iStar Blues LLC	Delaware
iStar Bowling Centers I LLC	Delaware
iStar Bowling Centers I LP	Delaware
iStar Bowling Centers II LLC	Delaware
iStar Bowling Centers II LP	Delaware
iStar Bowling Centers PR GenPar LLC	Delaware

iStar Bowling Centers PR LP	Delaware
iStar Busco Inc.	Delaware
iStar Chicago Hotel Lender LLC	Delaware
iStar Corporate Collateral LLC	Delaware
iStar CS Emery Bay North LLC	Delaware
iStar CTL I GenPar, Inc.	Delaware
iStar CTL I, L.P.	Delaware
iStar CTL Manager LLC	Delaware
iStar DH Holdings TRS Inc.	Cayman Islands
iStar Diplomat Drive - Farmers Branch LLC	Delaware
iStar DMI LLC	Delaware
iStar DOJ Holdings LLC	Delaware
iStar Financial Protective Trust	Maryland
iStar Financial Statutory Trust I	Delaware
iStar FKEC Holdings LLC	Delaware
iStar Florida 2015 Cinemas LLC	Delaware
iStar FM Loans LLC	Delaware
iStar Garden State Lender LLC	Delaware
iStar Grand Monarch Investor LLC	Delaware
iStar Harrisburg Business Trust	Delaware
iStar Harrisburg GenPar LLC	Delaware
iStar Harrisburg, L.P.	Delaware
iStar Henderson Lender LLC	Delaware
iStar IF III LLC	Delaware
iStar iPIP 2019 LLC	Delaware
iStar Land and Development Company Inc.	California
iStar Lex Lender LLC	Delaware
iStar Madison LLC	Delaware
iStar Minnesota LLC	Delaware
iStar Net Lease I LLC	Delaware
iStar Net Lease II LLC	Delaware
iStar Net Lease Manager I LLC	Delaware
iStar Net Lease Manager II LLC	Delaware
iStar Net Lease Member I LLC	Delaware
iStar Net Lease Member II LLC	Delaware
iStar Pinnacle Lender LLC	Delaware
iStar Potomac LLC	Delaware
iStar Raintree Venture Member LLC	Delaware
iStar RC Paradise Valley LLC	Delaware
iStar Real Estate Services, Inc.	Maryland
iStar Reeder Lender LLC	Delaware
iStar REO Holdings II TRS LLC	Delaware
iStar REO Holdings TRS LLC	Delaware
iStar San Jose, L.L.C.	Delaware
iStar SLC LLC	Delaware
iStar SoHo Lender LLC	Delaware

iStar SPP II LLC	Delaware
iStar SPP LLC	Delaware
iStar Standard Lender LLC	Delaware
iStar Sunnyvale Partners, L.P.	Delaware
iStar Sunnyvale, LLC	Delaware
iStar Tara Holdings LLC	Delaware
iStar Tara Kickers TRS LLC	Delaware
iStar Tara LLC	Delaware
iStar WALH Investor TRS LLC	Delaware
iStar West Walton Lender LLC	Delaware
iStar West Walton Mezz LLC	Delaware
Jade Eight Properties LLC	Delaware
Jersey Star GenPar LLC	Delaware
Jersey Star LP	Delaware
Key West Harbour Development, L.L.C.	Florida
Key West Marina Investments, L.L.C.	Florida
Loft Office Acquisition, LLC	Delaware
Long Beach Wayfarer LLC	Delaware
Lysol Limited	Cyprus
Madison Asbury Retail, LLC	Delaware
Magnolia Green Development Partners LLC	Delaware
MFF NLA LLC	Delaware
MFF Net Lease I REIT	Maryland
MF III Albion LLC	New Jersey
MG Apartment Entity, LLC	Delaware
MG Apartments Parcel 3 LLC	Delaware
MN Theaters 2006 LLC	Minnesota
Naples AW Holdco LLC	Delaware
Naples Harbour Development, L.L.C.	Florida
Naples Marina Investments, L.L.C.	Florida
NHN Holdco LLC	Delaware
NHN Venture 2, LLC	Delaware
Oakton Net Lease I REIT	Maryland
Oakton NLA LLC	Delaware
OHA Strategic Credit Fund (Parallel I), L.P.
One Palm Hotel Operator LLC	Delaware
One Palm LLC	Delaware
Paramount Bay Owner LLC	Delaware
Parrot Cay Holdco LLC	Delaware
Piscataway Road - Clinton MD LLC	Delaware
Potomac TC Owner LLC	West Virginia
Raintree Venture Owner, LLC	Delaware
Raintree Venture Partners, LLC	Delaware
Rattlefish Raw Bar and Grill, LLC	Florida
Royal Oaks Lane (Biscayne Landing) - North Miami LLC	Delaware
Seaside Park LLC	Delaware

SFI 10 Rittenhouse LLC	Delaware
SFI Acquest Holdings LLC	Delaware
SFI Almaden Manager LLC	Delaware
SFI Artesia LLC	Delaware
SFI Ballpark Village LLC	Delaware
SFI Bedford LLC	Delaware
SFI Belmont LLC	Delaware
SFI BR Villa Luisa LLC	Delaware
SFI Bridgeview LLC	Delaware
SFI Bullseye - Chicago LLC	Delaware
SFI Cascade Highlands LLC	Delaware
SFI Chicago Tollway LLC	Delaware
SFI Coney Island Manager LLC	Delaware
SFI CWD Venture Manager LLC	Delaware
SFI DT Holdings LLC	Delaware
SFI Eagle Land LLC	Delaware
SFI Emery Bay Participant LLC	Delaware
SFI Euro Holdings II LLC	Delaware
SFI Euro Holdings LLC	Delaware
SFI Ford City -Chicago LLC	Delaware
SFI Ginn Investments LLC	Delaware
SFI Gold Coast Partner LLC	Delaware
SFI Grand Vista LLC	Delaware
SFI Harborspire GenPar LLC	Delaware
SFI Harborspire LimPar LLC	Delaware
SFI Ilikai 104 LLC	Delaware
SFI Ilikai GenPar LLC	Delaware
SFI Ilikai LL Inc.	Delaware
SFI Ilikai LL Parent Inc.	Delaware
SFI Ilikai LP	Delaware
SFI Ilikai Property Owner LLC	Delaware
SFI Ilikai Retail Owner LLC	Delaware
SFI Kauai GenPar LLC	Delaware
SFI Kauai LP	Delaware
SFI Kauai Operator LLC	Delaware
SFI Kauai Owner LLC	Delaware
SFI Key West Harbour Holdings LLC	Delaware
SFI Key West Marina LLC	Delaware
SFI Kua 4 Partner LLC	Delaware
SFI Los Valles LLC	Delaware
SFI Magnolia Avenue - Riverside LLC	Delaware
SFI Mammoth Crossing LLC	Delaware
SFI Mammoth Finance LLC	Delaware
SFI Mammoth GenPar LLC	Delaware
SFI Mammoth Owner LP	Delaware
SFI Marina Investments LLC	Delaware

SFI Marina Stuart TRS LLC	Delaware
SFI MG Investor LLC	Delaware
SFI Mortgage Funding LLC	Delaware
SFI Naples Harbour Holdings LLC	Delaware
SFI Naples Marina LLC	Delaware
SFI Naples Reserve LLC	Delaware
SFI Net Lease Holdings LLC	Delaware
SFI One Palm Partner LLC	Delaware
SFI Palm Tree (St Lucie) LLC	Delaware
SFI Palm Tree Farms LLC	Delaware
SFI Penn Holdco Statutory Trust	Delaware
SFI Penn Properties Statutory Trust	Delaware
SFI Raintree - Scottsdale LLC	Delaware
SFI Savannah Residential LLC	Delaware
SFI SMR GenPar LLC	Delaware
SFI SMR LP	Delaware
SFI Spring Mountain Ranch Phase 1 LLC	Delaware
SFI Sugar Mill Investor LLC	Delaware
SFI Tampa Harbour Holdings LLC	Delaware
SFI Tampa Marina LLC	Delaware
SFI Top Ilikai LL Inc.	Delaware
SFI Top Ilikai Parent LL Inc.	Delaware
SFI Valley Plaza - North Hollywood LLC	Delaware
SFI Westgate City Center - Glendale LLC	Delaware
SFI Winkel Way LLC	Delaware
SFT I, Inc.	Delaware
SFTY Manager LLC	Delaware
Shawan Net Lease I REIT	Delaware
Shore Road GenPar LLC	Delaware
Shore Road - Long Beach LP	Delaware
Shore Road - Long Beach Superblock LLC	Delaware
SMR Phase 1 Joint Venture LLC	Delaware
St. Lucie Palm Tree Sales LLC	Delaware
STAR 100 Barclay Lender LLC	Delaware
STAR 540 West 26th Lender LLC	Delaware
STAR 570 Washington LH LLC	Delaware
STAR 2019 Lender LLC	Delaware
STAR AGRO Lender LLC	Delaware
STAR Arizona Avenue Lender LLC	Delaware
STAR Artesia 2 Member LLC	Delaware
STAR Barclay A-2 Lender LLC
STAR Boerum Lender LLC	Delaware
STAR Dayton Hangar One LLC	Delaware
STAR Dream Lender LLC	Delaware
Star FW Ventures II Investor LLC	Delaware
STAR Germantown Lender LLC	Delaware

STAR Glenridge Lender LLC	Delaware
STAR Highpark Lender LLC	Delaware
Star Jadian Investor LLC	Delaware
STAR Equus McDowell Member LLC	Delaware
STAR McDowell Venture Partner LLC	Delaware
STAR Mezzanine I LLC	Delaware
STAR Metropolitan Lender LLC	Delaware
STAR Mortgage I LLC	Delaware
STAR Naperville Investor LLC	Delaware
STAR Nevele Owner LLC	Delaware
STAR NM Northside Lender LLC	Delaware
STAR Nashville Hangar 6 LLC	Delaware
STAR North Clark Lender LLC	Delaware
STAR Palm Desert Lender GenPar LLC	Delaware
STAR Palm Desert Lender LP	Delaware
STAR Preferred Holdings LLC	Delaware
STAR Shidler-Terra Lender LLC	Delaware
STAR Structured Lender I LLC	Delaware
STAR Sycamore Avenue Lender LLC	Delaware
STAR Town Square Lender Member LLC	Delaware
State Road 710 - Indiantown LLC	Delaware
Stone Pony Partners LLC	New Jersey
Sunnyvale GenPar LLC	Delaware
Talking Partners LLC	New Jersey
Tampa Harbour Development, L.L.C.	Florida
Tampa Marina Investments, L.L.C.	Florida
TDM Kua 4, LLC	Delaware
THCF LLC	New Jersey
The Lanes at AP LLC	New Jersey
The New Westgate LLC	Delaware
TimberStar GP LLC	Delaware
TimberStar Investors Partnership LLP	Delaware
TimberStar Operating Partnership, L.P.	Delaware
TimberStar Selling Party Representative Holdco LLC	Delaware
TimberStar Southwest Investor LLC	Delaware
TPRJC Owner LLC	New Jersey
TriNet Essential Facilities XXVII, Inc.	Maryland
TriNet Sunnyvale Partners, L.P.	Delaware
TSM I, LLC	Delaware
TSM II, LLC	Delaware
Uncommon CCRC Investor LLC	Delaware
Vector Urban Renewal Associates I, L.P.	New Jersey
Westgate CCDEP Investor LLC	Delaware
Westgate Investments, LLC	Delaware
Westgate Signage, LLC	Delaware
Westgate Sports and Entertainment Group, LLC	Delaware

WG Net Lease I REIT	Maryland
WG NLA LLC	Delaware